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                                                                  EXHIBIT 10.82A


                                LETTER AMENDMENT


                                                    Dated as of November 9, 2001

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders") parties
   to the Credit Agreement referred to
   below and to Citicorp USA, Inc., as agent
   (the "Agent") for the Lenders

Ladies and Gentlemen:

                We refer to the Credit Agreement dated as of August 28, 1997 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

                We have requested you to amend the Credit Agreement to delete
Section 5.01(i) thereof and you have indicated your willingness to so amend the Credit Agreement. Accordingly, it is hereby agreed by you and us that Section 5.01(i) of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended so that Section 5.01(i) is deleted in full.

                This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

                The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

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                If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Shearman & Sterling, Attn. Eldyne Shelley.

                This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment. This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of California.


                                       Very truly yours,

                                       SUN MICROSYSTEMS, INC.

                                       By /s/Michael A. Murray
                                       Title: V.P. of Taxation, Risk Management
                                       and Treasury


Agreed as of the date first above written:

CITICORP USA, INC.,
        as Agent and as Lender

By  /s/ John Wetzler
    Title: Managing Director


ABN AMRO BANK, N.Y.

By: /s/ Maria Vickroy-Peralta
    Title: Group Vice President


ABN AMRO BANK, N.Y.

By: /s/ James Anthony Redmond
    Title: Assistant Vice President


BANK OF AMERICA, N.A.

By: /s/ James P. Johnson
    Title: Managing Director

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THE BANK OF NEW YORK

By: /s/ Elizabeth T. Ying
    Title: Vice President


BARCLAYS BANK PLC

By: /s/ John Giannone
    Title: Director


FUJI BANK, LIMITED

By: /s/ Masahito Fukuda
    Title: Senior Vice President and Group Head


INTESABCI, NEW YORK BRANCH

By: /s/ Charles Dougherty
    Title: Vice President


INTESABCI, NEW YORK BRANCH

By: /s/ Charles Kennedy
    Title: FVP


NORTHERN TRUST COMPANY

By: /s/ Melissa A. Witson
    Title: Vice President


SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Azar Shakeri
    Title: Vice President and Manager


FIRST UNION NATIONAL BANK

By: /s/ Robyn Beh
    Title: Vice President


THE CHASE MANHATTAN BANK

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By: /s/ Edmond DeForest
    Title: Vice President


MORGAN GUARANTEE TRUST COMPANY OF NEW YORK,

By: /s/ Edmond DeForest
    Title: Vice President


UNION BANK OF CALIFORNIA, N.A.

By: /s/ Clifford Cho
    Title: Vice President


UNION BANK OF CALIFORNIA, N.A.

By: /s/ Al Kelley
    Title: Vice President


THE INDUSTRIAL BANK OF JAPAN, LIMITED

By: /s/ Vincente L. Timiraos
    Title: Joint General Manger


FLEET NATIONAL BANK

By: /s/ Greg Roux
    Title: Director